Exhibit 99.2

The New Industry Standard for Immersive Wireless Sound Summit Wireless Technologies, Inc. (NASDAQ: WISA) Q3 2020 Reporting on November 10, 2020

2 NASDAQ: WISA Forward Looking Statements This presentation of Summit Wireless Technologies, Inc . (NASDAQ : WISA) (the “Company” or “WISA”) contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . Readers are cautioned not to place undue reliance on these forward - looking statements . Actual results may differ materially from those indicated by these forward - looking statements as a result of risks and uncertainties impacting Summit Wireless’ business including, current macroeconomic uncertainties associated with the COVID - 19 pandemic, our the ability to predict the timing of design wins entering production and the potential future revenue associated with design wins ; rate of growth ; the ability to predict customer demand for existing and future products and to secure adequate manufacturing capacity ; consumer demand conditions affecting customers’ end markets ; the ability to hire, retain and motivate employees ; the effects of competition, including price competition ; technological, regulatory and legal developments ; developments in the economy and financial markets and other risks detailed from time to time in Summit Wireless’ filings with the Securities and Exchange Commission, including those described in “Risk Factors” in our Annual Report on Form 10 - K for the year ended December 31 , 2019 filed with the SEC March 25 , 2020 , as revised or updated for any material changes described in any subsequently - filed Quarterly Reports on Form 10 - Q, including the one we anticipate filing with the SEC on November 10 , 2020 . The information in this presentation is as of the date hereof and the Company undertakes no obligations to update unless required to do so by law . * WiSA Ready TVs, gaming PCs and console systems are "ready" to transmit audio to WiSA Certified speakers when a WiSA USB Tra nsm itter is plugged in and a user interface is activated through an APP or product design like LG TVs. © 2020 Summit Wireless Technologies, Inc. All rights reserved. Summit Wireless Technologies and the Summit Wireless logo are tra demarks of Summit Wireless Technologies, Inc. The WiSA logo, WiSA, WiSA Ready, and WiSA Certified are trademarks, or certification marks of WiSA LLC. Third - party trade names, trademarks and product names are the intellectual property of their respective owners and product names are the intellectual property of their respective owners.

3 NASDAQ: WISA Summit Wireless at Inflection Point Summit Wireless (NASDAQ: WISA) is a leading provider of immersive, wireless sound technology for intelligent devices & next - generation home entertainment systems Topics: • WiSA Ecosystem Growth (membership and products) • WiSA Consumer Engagement (Web traffic consumer reviews) • Financials • Inflection Point Summit Wireless (NASDAQ: WISA) Markets and sells ASICS, modules & IP that is integrated into leading TV & speaker brands Association with 60+ leading CE brands implementing WiSA global interoperability standard

4 NASDAQ: WISA WiSA Association – Building a Standard • The WiSA Association has 60+ member brands implementing worldwide standards for high definition, multi - channel, low latency audio using our WiSA global interoperability standard • Expanded membership by 7 companies and 11 brands Personal Whole House Immersive Sound Consumers Win • Greater simplicity • Greater access to content • Lower cost to enable

5 NASDAQ: WISA WiSA Association Boasts Tier - 1 Members OTHER KEY MEMBERS TRANSMIT + SPEAKER MEMBERS ( ) ( ) DISPLAY MEMBERS ( ) System Audio A/S WiSA Association Boasts 60+ Industry Members, Including:

6 NASDAQ: WISA True Cinema Sound in Your Home in Minutes Your Smart TV WiSA Transmitter Amazing Speakers Quick Set Up Immersive Sound No Speaker Wires No AV Receiver No WiFi Needed Works with 100’s of millions of TVs with ARC/ eARC Easily connects to your TV and sends HD audio to speakers Amazing WiSA Certified speakers from great brands 1 2 3

7 NASDAQ: WISA WiSA Products Across All Price Points Products Driving Integration to WiSA Systems Brand Configuration w/Tx MSRP 1 • Bang and Olufsen (B&O) 5.1 $ 25,000 • System Audio Legend 60 2.0 $ 9,000 • Buchardt A700 2.0 $ 7,000 • Harman Citation speakers 5.1 or SB 5.1 $ 5,500 • System Audio Legend 5 2.0 $ 3,400 • Klipsch Reference Wireless 5.1 $ 2,800 • Savant Smart Audio SB 5.1 $ 2,600 • Harman HK Surround 5.1 $ 2,500 • Axiim Pro Bundle On Sale 5.1 $ 2,339 • Klipsch Reference Wireless 3.1 $ 2,100 • Enclave Audio CineHome Pro* 5.1 $ 1,495 • Axiim Essential Bundle (On Sale)* 5.1 $ 1,499 • Enclave Audio CineHome II (Promo)* 5.1 $ 999 • Platin Audio Monaco with Soundsend * 5.1.2 $ 899 • Platin Audio Monaco with Axim Link* 5.1 $ 799 • Platin Audio Monaco with Soundsend * 3.1.2 $ 699 Brands are integrating WiSA into higher velocity price points and across all form factors and distribution territories 1 Prices subject to change * Premium Soundbar System Competitors &

8 NASDAQ: WISA Amazon Purchasers Love Sound & Set - up “With 65” LG Nanocell TV... WOW!!! For the price (or better) of a sound bar, I’m sitting here in my living room after 10 min of setup watching Star Wars in mind blowing surround sound!!!” “Stunning surround sound - Easy to setup!” “ Deserves six stars for performance, price, ease of setup & overall value.” “These are so amazing. You just open the box, plug them in, and you have 5.1 surround sound. I was genuinely blown away when I saw and heard them in action for the first time.” “I was able to set - up the 5.1 surround speakers in just a few minutes and all synced perfectly with the XBOX for an elite gaming audio experience .” “This is exactly the surround sound product I’ve been waiting for my whole life.” “Just plug them in turn them on , switch in the back, and the magic happens. Beautiful sounds that can be embellished with the phone app.” “So simple. Out of the box and setup was about 30 minutes. The bass is deep, and the sound is rich, and the vocals are clear. Great job Enclave!” “We are not techy we were apprehensive about setting it up. Within less than hour our room was a theater . SERIOUSLY. wow.”

Today's Immersive Sound Experience Options

SUMMIT WIRELESS
WiSA

WiSA's Advantage
- Better Sound Field
- Lower Prices
- Simple Installation



TV
Soundbar
Soundbar + Subwoofer
Soundbar + Subwoofer +
Simulated Dolby Digital/Atmos
WiSA Home Theater
Discreet Speakers / Spatial Sound
Audio Performance
$799
$1,300
$1,800
$899+
Premium Soundbar Systems (i.e. Sony/Sonos/Bose)
WiSA

WiSA Certified:
- Enclave CineHome II: $999
- Platin Monaco 5.1: $899

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10 NASDAQ: WISA Consumer Interest in WiSA Continues to Grow Rapidly Growing Web Site Traffic to WiSA Website Likely a Leading Indicator of Growing Consumer Interest In Purchasing A WiSA Soundsystem 1,199 2,259 3,434 19,217 34,257 47,026 99,546 150,000 – 175,000 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 +88% +52% +460% +78% +37% +112% Q4 20 (Expected) +51 - 76% Q4 2020 vs. Sept. 2020 • 66% increase in percent of return visitors • 22% increased time on site

11 NASDAQ: WISA Driving Financial Improvements Q3 2020: Strongest Quarter to Date • 45% revenue increase in Q3 2020, vs. Q3 2019 • 17.1% gross margin in Q3 2020, vs. 7.6% in Q3 2019 • $9.1M in cash and cash equivalents at Sept. 30, 2020 $327 $465 $352 $419 $430 $411 $348 $607 $860 + Revenue ($, Thousands) *Expected 100+% revenue growth expected Q4 2020 vs Q4 2019

12 NASDAQ: WISA Inflection Point Driven by Consumers Q3 2020 trends expected to continue to drive revenue and improved financial performance in Q4 2020 and 2021: • Increasing WiSA membership including more TV and Projectors Companies • More brands launching WiSA Certified speakers • SoundSend will increase speaker sales • WiSA enabled TV brands and volume increasing

Surround Sound in a Box, Just Wrap It!

SUMMIT WIRELESS

WiSA

3 of the 20 brands shipping WiSA Certified™ products – offer complete smart surround sound systems between $799 and $1,499. All deliver hi-fidelity audio with super simple set up.

Look for holiday promotions at:

- Platin Audio
- Enclave Audio
- Axiim

Complete your home theater with a WiSA Ready LG OLED or NanoCell TV.


WiSA
WIRELESS SPEAKER & AUDIO

NASDAQ: WISA

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